UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 12, 2017 (May 9, 2017)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(615) 440-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Tractor Supply Company (the “Company”) was held on May 9, 2017.  At the meeting, the shareholders elected each of the Company’s nominees for director to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the shareholders ratified the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2017, and voted in favor of the compensation of the named executive officers of the Company on an advisory and non-binding basis and voted in favor of a frequency of every one year for future advisory votes on the compensation of the named executive officers of the Company.

The voting results of the director elections, ratification of the re-appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers and the advisory vote on the frequency of future advisory votes on the compensation of the named executive officers of the Company, which were described in more detail in the definitive proxy statement relating to the 2017 Annual Meeting of Shareholders that the Company filed with the Securities and Exchange Commission on March 27, 2017, are set forth below.

(1)           Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
Cynthia T. Jamison	96,782,455	1,893,149	13,286,208
Johnston C. Adams	96,955,063	1,720,541	13,286,208
Peter D. Bewley	97,896,387	779,217	13,286,208
Ramkumar Krishnan	97,448,493	1,227,111	13,286,208
George MacKenzie	96,940,203	1,735,401	13,286,208
Edna K. Morris	97,538,099	1,137,505	13,286,208
Mark J. Weikel	97,005,441	1,670,163	13,286,208
Gregory A. Sandfort	98,274,875	400,729	13,286,208

(2)           Ratification of the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2017 was approved by the following tabulation:

For	Against	Abstain
108,803,538	2,969,963	188,311

(3)           The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
94,958,711	3,264,017	452,876	13,286,208

(4)           For the frequency of the advisory vote on the compensation of the named executive officers of the Company, the election of every one year was approved by the following tabulation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
89,739,790	178,277	8,399,082	358,455	13,286,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 12, 2017	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Senior Vice President - Chief Financial Officer and Treasurer